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                                                                       EXHIBIT 5

ZURICH LIFE INSURANCE COMPANY OF AMERICA
1400 American Way, Schaumburg, Illinois 60173
APPLICATION FOR FIXED AND VARIABLE ANNUITY
(For group payroll deduction plans)                              Name of Plan:
________________________________________________________________________________

1.  Annuitant Information   [  ] Male   [  ] Female

Name___________________________________  Daytime Phone__________________________

Address________________________________  SS#____________________________________

City_______________State____Zip________  Date of Birth__________________________

________________________________________________________________________________
2.  Owner Information (Please complete this section only if different from
    Annuitant.)   [  ] Male   [  ] Female

Name___________________________________  Daytime Phone__________________________

Address________________________________  SS#____________________________________

City_______________State____Zip________  Date of Birth__________________________

________________________________________________________________________________
3. Beneficiary Information Please show % each is to receive (to list more beneficiaries, use Section 10).
          Full Name                  %           Relationship to Annuitant

Primary_________________________________________________________________________

Contingent______________________________________________________________________

________________________________________________________________________________
4.  Initial Payment $_____________________________________________

Are you applying for scheduled periodic payments through Salary Deferral/
Reduction Plans?  [  ] Yes   [  ] No   If yes, complete Section 13.
Source of Money (Check one or both): [  ] Employee Contribution
                                     [  ]  Employer Contribution
Are employer contributions 100% immediately vested?  [  ]  Yes   [   ] No
Initial and Subsequent payments will be allocated as shown below unless otherwise directed in Section 10.
INVESTMENT OPTIONS:
Zurich Life Insurance Company of America   Lexington          Other

____________% Fixed Account        ______% Natural Resources  _____%________
                                   ______% Emerging Markets   _____%________
                                                              _____%________
                                                              _____%________

Kemper Investors Fund

________% Small Cap
________% Equity                   Janus Aspen Series
________% International            ------% Aggressive Growth
________% Total Return             ______% Growth
________% High Yield               ______% Worldwide Growth
________% Govt. Securities         ______% Balanced
________% Money Market             ______% Short-Term Bond

________________________________________________________________________________
5.  Type of Qualified Plan    Select one: [   ] Group   [   ]  Individual
       Check [ X ] appropriate box(es):
       [   ] 403(b) TSA I have read the Tax Sheltered Annuity section of the prospectus and am aware of the rules regarding withdrawals.
             [   ] Public School      [   ] 501(c)(3) Non-Profit Organization
       [   ] 457 Deferred Compensation
       [   ] 401(a) (Indicate type of 401 plan):________________  [   ] 401(k)
       [   ] 408(b) IRA The Annuitant has received, read and understands the
             IRA Disclosure Statement.
             Is this a spousal plan? [   ] Yes   [   ] No   For spousal plans,
             please complete a separate application.
             Tax Year of IRA Initial Contribution____________________
             (Not applicable to direct transfers/rollovers)
       [   ] SEP-IRA   [   ] Direct Transfer/Rollover from:   [   ] 403(b)
             [   ] 401(a)  [   ] 401(k)   [   ] IRA   [   ] SEP-IRA [   ] 457

________________________________________________________________________________
6. Replacement Compliance Is the annuity intended to replace or change any existing life insurance or annuity?
[   ] Yes   [   ] No   This annuity is a:   [   ]1035(a) Exchange
[   ] Periodic Contribution (group plans only)
________________________________________________________________________________
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7.  Suitability (must be completed)
Occupation______________________________________________________________________

Employer_______________________________  Total Family Income $__________________

Address________________________________  Estimated Net Worth $__________________

City_______________State____Zip________  Number of Dependents___________________

Financial Objectives (Please check [ X ] one):
[   ] Long Term Growth   [   ] Preservation of Capital
[   ] Maximum Capital Appreciation   [   ] Other
Is the contract owner associated with an NASD member? [   ] Yes
[   ] No If yes, complete information below:
Broker/Dealer Name______________________________________________________________

Address______________________________State___________________________Zip________
[   ] Suitability information has been obtained and filed with the broker/dealer.

    ____________________________________________________________________________

8.  Telephone Transfer Privilege   [   ] Check here to authorize the telephone
    transfer between accounts and subaccounts, subject to the conditions stated on the reverse side of this application.

________________________________________________________________________________
 9. Annuitization Annuitization payments will start on the 20th anniversary unless another year is requested here or indicated by type of qualified plan:

________________________________________________________________________________
10.  Special Requests

________________________________________________________________________________
11.  Signatures RECEIPT IS ACKNOWLEDGED OF THE CURRENT PROSPECTUS FOR THE
     ZURICH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT AND FOR THE UNDERLYING FUND FOR THE INVESTMENT OPTION SELECTED UNDER ITEM 4. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. If
     you want a Statement of Additional Information, please check here. [   ] I
     agree that the above statements are true and correct to the best of my knowledge and belief and are made as a basis for my application. Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

Application made at (City)______________________(State)__________Date__________

Signature of Annuitant__________________________Signature of Owner
(Owner unless otherwise indicated)              (If other than Annuitant)

________________________________________________________________________________
12.  Agent's Report is the annuity intended to replace or change any existing
     life insurance or annuity? [   ] No   [   ] Yes   If yes, please indicate
     annuity or life insurance below, enter the cost basis, the original effective date and submit any required replacement forms.

[  ] Life Insurance  [  ] Annuity   Cost Basis________
Original Effective Date______

Signature of Agent____________________________ Daytime Phone___________________

Agent Name____________________________________ Agent Number____________________

Name and Address of Firm_______________________________________________________

City___________________________________________State____________Zip____________

1005FR (7/95)

________________________________________________________________________________
13. Salary Reduction/Deduction Plans (For 403(b), 457, 401(k), SEP or 401 (a) plans)
Is this an existing group?  [   ] Yes   Please supply Group Number
                                  Bill Number __________________

                            [   ] No   Please also complete the Employer
                                       Information and Billing Request,
                                       Form L-6571

________________________________________________________________________________
A. Employee Salary Reduction Contribution (Please complete for both new and existing groups.)
Employee Name _________________________SS#________________
Employee Periodic Contribution $_________________
Contribution type (Please check one and enter dollar amount):
  [   ] % of Salary  $______________________  Dollar Amount $__________
Billing Frequency (Check one): [   ] Monthly   [   ] Semi-Monthly
  [   ] Bi-Weekly   [   ] Other ___________________________________
Excluded months from payment (Please circle all that apply):    J      F      M
A      M      J      J      A      S      O      N      D
________________________________________________________________________________
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B.  Employer Contribution Information (Please complete for new and existing groups with employer contributions.)

Employer Name___________________________________________________________________

Address_______________________City________________State_______Zip Code__________

Annual Employer Contribution (if applicable): $________________
________________________________________________________________________________
C.  Total Annual Periodic Payments $__________________
    (Both Employee and Employer contributions)
    Additional Lump Sum Payment   $___________________

________________________________________________________________________________
D.  Please complete for 401(a) Plans and 403(b) Plans with Employer
Contributions
Is the plan an ERISA plan?   [   ] No   [   ] Yes   (If you are unsure,
please consult the plan administrator.)
Are all employer contributions 100% immediately vested?   [   ] No   [   ] Yes
________________________________________________________________________________
SPECIAL INSTRUCTIONS____________________________________________________________
________________________________________________________________________________
                                HOME OFFICE COPY

L-1005FR (7/95)
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ZURICH LIFE INSURANCE COMPANY OF AMERICA
1400 American Way, Schaumburg, Illinois 60173
APPLICATION FOR FIXED AND VARIABLE ANNUITY                  Name of Plan:

 --------------------------------------------------------------------------------------------------------------------------------
1.  Annuitant Information
Name of Annuitant ___________________________________________     Name of Joint Annuitant (if any)_______________________________
Address _____________________________________________________     Address________________________________________________________
City  __________________  State __________ Zip_______________     City  __________________  State __________ Zip_________________
Daytime Phone (    )_________________________________________     Daytime Phone (   )____________________________________________
[   ] Male    [   ] Female    SS# ___________________________     [   ] Male    [   ] Female    SS# _____________________________
Date of Birth _______________________________________________     Date of Birth _________________________________________________
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2.  Owner Information  Please complete this section only if Owner(s) is other than Proposed Annuitant (s)
Name of Owner_______________________________________________      Name of Joint Owner (if any)___________________________________
Address ____________________________________________________      Address________________________________________________________
City  __________________  State __________ Zip_______________     City  __________________  State __________ Zip_________________
Daytime Phone (    )_________________________________________     Daytime Phone (   )____________________________________________
[   ] Male    [   ] Female    SS# ___________________________     [   ] Male    [   ] Female    SS# _____________________________
Date of Birth _______________________________________________     Date of Birth _________________________________________________
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3.  If you select joint ownership, do you also choose to have the surviving joint owner as the primary beneficiary upon the death
of a joint owner?  (If yes, please complete contingent beneficiary section only.)    [   ] Yes    [   ] No
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4.  Beneficiary Information  Please show % each is to receive (to list more beneficiaries, Use Section 11).
                    Full Name                              %                      Relationship to Annuitant
Primary ________________________________________________________________________________________________________________________
Contingent______________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________
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5.  Initial Purchase Payment $ _____________________________      Planned Subsequent Payments $ ________________________________
Planned subsequent payments will be allocated as shown below unless directed otherwise in Section 11.
Total Asset Allocation must equal 100%.
INVESTMENT OPTIONS:
Zurich Life Insurance Company of America              Lexington                             Other
_______ % Fixed Account                               _______ % Natural Resources           _______ % _______
                                                      _______ % Emerging Markets            _______ % _______
                                                                                            _______ % _______
Kemper Investors Fund                                                                       _______ % _______
_______ % Small Cap
_______ %Equity                                       Janus Aspen Series
_______ %International                                _______ % Aggressive Growth
_______ %Total Return                                 _______ % Growth
_______ %High Yield                                   _______ % Worldwide Growth
_______ %Govt. Securities                             _______ % Balanced
_______ %Money Market                                 _______ % Short-Term Bond
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6.  Type of Plan    Check [ X ] appropriate box(es):
     [   ] Non-Qualified                   [   ] Terminal Funding                      [   ] Non-Qualified Deferred Compensation
Qualified Plans: (If group plan, please use application number L-1005)
     [   ]     403(b) TSA                                                              [   ] SEP-IRA
               I have read the Tax Sheltered Annuity section of the                    [   ] 457 Deferred Compensation
               prospectus and am aware of the rules regarding withdrawals.             [   ] 401(k)  [   ]401(a) indicate type of
               [   ] Public School   [   ] 501(c)(3) Non-Profit Organization           401(a) plan ______________________________
     [   ]     408(b) IRA The annuitant has received, read and understands             [   ] Direct Transfer/Rollover from:
               the IRA Disclosure Statement.  Is this a spousal plan?                  [   ]403(b)   [   ]401(a)       [   ]401(k)
               [   ] Yes   [   ] No                                                    [   ]IRA      [   ]SEP-IRA      [   ]457
               For spousal plans, please complete a separate application.
               Tax Year of IRA Initial Contribution ______________________
               (Not applicable to direct transfers/rollovers)
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7.   Suitability (must be completed)
Occupation _______________________________________________________________________________________________________________________
Employer ___________________________________________________             Total Family Income $  __________________________________
Address ____________________________________________________             Estimated Net Worth $  __________________________________
City  __________________  State __________ Zip______________             Number of Dependents ____________________________________

L-1004FR (7/95)
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Financial Objectives (Please check [ X ] one):
[   ] Long Term Growth                                              [   ] Preservation of Capital
[   ] Maximum Capital Appreciation                                  [   ] Other ________________________________________________
Is the contract owner associated with an NASD member?   [   ] Yes   [   ] No If yes, complete information below:
Broker/Dealer Name _____________________________________________________________________________________________________________
Address ________________________________________________________________________________________________________________________
City________________________________________________ State__________________________ Zip________________________________________
[   ] Suitability information has been obtained and filed with the broker/dealer.
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8.  Telephone Transfer Privilege   [   ] Check here to authorize the telephone transfer among the general account and subaccounts, subject to the conditions stated in Section 15 of this application.
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9.  Replacement Compliance Is this annuity intended to replace or change any existing life insurance or annuity? [   ] Yes [   ] No
----------------------------------------------------------------------------------------------------------------------------------
10. Annuitization Annuitization payments will start on the 20th anniversary unless another year is requested here or indicated by type of qualified plan:
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11.  Special Requests
________________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________

12.  Signatures: RECEIPT IS ACKNOWLEDGED OF THE CURRENT PROSPECTUS FOR THE ZURICH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT AND FOR
THE UNDERLYING FUND FOR THE INVESTMENT OPTION SELECTED UNDER ITEM 5. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON
INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.
If you want a Statement of Additional Information, please check here.  [   ]
I agree that the above statements are true and correct to the best of my knowledge and belief and are made as a basis for my application. Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

Application made at (City)____________________________________(State)__________________________________ Date ___________________


Signature of Annuitant _______________________________________     Signature of Owner __________________________________________
(Owner unless otherwise indicated)                                 (If other than Annuitant)

Signature of Joint Annuitant _________________________________     Signature of Joint Owner ____________________________________
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13.  Agent's Report   Is the annuity intended to replace or change any existing life insurance or annuity?   [   ] No   [   ] Yes
 If yes, please indicate annuity or life insurance below, enter the cost basis, the original effective date and submit any required replacement forms.
[   ] Life Insurance    [   ] Annuity   Cost Basis   _________     Original Effective Date _____________________________________
Signature of Agent ___________________________________________     Daytime Phone _______________________________________________
Agent Name ___________________________________________________     Agent Number ________________________________________________
Name and Address of Firm _______________________________________________________________________________________________________
City  _____________________________________________ State _______________________________ Zip __________________________________
L-1004FR (7/95)
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14.   This annuity is a (check any appropriate boxes):
[   ] 1035 Exchange       [   ] Direct Funding from another qualified Plan
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15.  By requesting the Telephone Transfer Authorization, the Owner(s) agrees and understands that:
1.      Neither Zurich Life Insurance Company of America ("Zurich Life"), nor its agents or representatives who act on its behalf, shall be subject to any claim, loss, liability, cost or expense, if the act is in good faith upon this telephone conversation.
2.      Transfers will be made subject to the conditions of the contract, administrative regulations of  Zurich Life, and the prospectus.
3.      Transfers shall be based on the accumulation unit value next determined following receipt of a valid complete telephone transfer instruction.
4.      This authorization shall continue in force until the earlier of: a written revocation is received by Zurich Life, or Zurich
        Life discontinues this privilege.
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I understand that as a condition of allowing telephone instructions to be made, Zurich Life, in its sole option and without prior
disclosure to   me, any person or my representative, may record all or part of any telephone conversation containing such instructions.  All terms are binding upon my agents, heirs and assignees.
ADDITIONAL FEATURES
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Dollar Cost Averaging Program

          [   ] Please transfer $  ___________________________________________________  from my Money Market Portfolio.
OR
          [   ] Please transfer $  ___________________________________________________  from my Government Securities Portfolio.

          Funds will be transferred on the second Tuesday of each month to the allocation(s) indicated below (a $500 minimum applies to each transfer.  Please select no more than five portfolios.):

INVESTMENT OPTIONS:
Zurich Life Insurance Company of America              Lexington                             Other
_______ % Fixed Account                               _______ % Natural Resources           _______ % _______
                                                      _______ % Emerging Markets            _______ % _______
                                                                                            _______ % _______
Kemper Investors Fund                                                                       _______ % _______
_______ % Small Cap
_______ %Equity                                       Janus Aspen Series
_______ %International                                _______ % Aggressive Growth
_______ %Total Return                                 _______ % Growth
_______ %High Yield                                   _______ % Worldwide Growth
_______ %Govt. Securities                             _______ % Balanced
_______ %Money Market                                 _______ % Short-Term Bond

OR:
        [   ] Please transfer my interest earnings from the Fixed Account.  Funds will be transferred every quarter to the allocation(s) indicated below (a $10,000 minimum balance is required. Please select no more than five portfolios.):

INVESTMENT OPTIONS:
Zurich Life Insurance Company of America              Lexington                             Other
_______ % Fixed Account                               _______ % Natural Resources           _______ % _______
                                                      _______ % Emerging Markets            _______ % _______
                                                                                            _______ % _______
Kemper Investors Fund                                                                       _______ % _______
_______ % Small Cap
_______ %Equity                                       Janus Aspen Series
_______ %International                                _______ % Aggressive Growth
_______ %Total Return                                 _______ % Growth
_______ %High Yield                                   _______ % Worldwide Growth
_______ %Govt. Securities                             _______ % Balanced
_______ %Money Market                                 _______ % Short-Term Bond

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

Systematic Withdrawal Plan

        [   ] Please provide me with systematic withdrawals in the amount of $___________ (NET).  Funds will be withdrawn on the second Tuesday of each month from the allocation(s) indicated below (a $100 minimum applies to each withdrawal, whole dollar amounts only.  Please select no more than two portfolios.):

INVESTMENT OPTIONS:
Zurich Life Insurance Company of America              Lexington                             Other
_______ % Fixed Account                               _______ % Natural Resources           _______ % _______
                                                      _______ % Emerging Markets            _______ % _______
                                                                                            _______ % _______
Kemper Investors Fund                                                                       _______ % _______
_______ %Small Cap
_______ %Equity                                       Janus Aspen Series
_______ %International                                _______ % Aggressive Growth
_______ %Total Return                                 _______ % Growth
_______ %High Yield                                   _______ % Worldwide Growth
_______ %Govt. Securities                             _______ % Balanced
_______ %Money Market                                 _______ % Short-Term Bond



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
          I would like to receive my payments:
          [   ] Monthly        [   ] Quarterly*         [   ] Semi-Annually*                [   ] Annually*

          *If you select a payment method other than monthly, please indicate the first month during which payments should begin:


          -------------------------------------------------

OR

          [   ] Please provide me with systematic withdrawals of my quarterly interest earnings from the Fixed Account.  I understand that I must maintain a minimum balance of $10,000 to continue the plan.

Lease check one:    [   ] Checks should be payable to owner using the address currently on record at Zurich Life.
                    [   ] Checks should be payable to the owner, but sent to the address indicated below.
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Owner(s) Name

------------------------------------------------------------------------------------------------------------------------------
Name of Financial Institution (if applicable)                       Acct. #

------------------------------------------------------------------------------------------------------------------------------
Mailing Address                                 City                      State                    Zip

------------------------------------------------------------------------------------------------------------------------------
Owner's Daytime Phone

Withdrawals may be subject to surrender charges, income tax and a 10% IRS penalty.  I understand that the Company will make withdrawals from my contract value as indicated above.  I understand that withdrawals will discontinue when: a) there are insufficient funds to cover the requested withdrawals from my plan, or b) Zurich Life receives my written notification to discontinue the systematic withdrawals.
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Tax Withholding

20% Withholding: (for 403b, 501C3, ORP, ARP and certain 401 Plans)

Under current tax law, Zurich Life is required to withhold twenty percent (20%) from any withdrawals made from certain qualified plans which are not rolled over directly into an IRA or another retirement annuity.  In other words, 20% will be withheld if a check is made payable directly to you.  If the withdrawal amount is sent directly to another plan or company, the transfer is excluded from the 20% mandatory withholding requirements.

If you would like a copy of  Zurich Life's Special Tax Notice Regarding Qualified Distributions prior to receiving your withdrawal, please call Client Services at 1-800-621-5001.

10% Withholding: (for all other plans)

Zurich Life is required to withhold ten percent (10%) of the taxable amount from all distributions.  This requirement affects the taxable amount of loans, partial withdrawals and total withdrawals.  However, tax law allows you to elect not to have Zurich Life withhold 10% from your distribution.  If you elect not to have 10% withholding apply to your distribution, you may be responsible for payment of estimated tax.  You may incur penalties under the estimated tax rules if the amount withheld and estimated tax payments are not sufficient.

Check [  X ] One:         [   ] Withhold 10% of the taxable portion.         [    ] Do not withhold 10% of the taxable portion.

------------------------------------------------------------------------------------------------------------------------------
The Company strongly suggests you consult your own attorney, accountant or tax advisor for information relating to your particular situation.  Please consult the brochures (L-DCA and L-SWP) and prospectus for more information about the benefits and limitations of the Dollar Cost Averaging Program and Systematic Withdrawal Plan.
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Zurich Life Insurance Company of America
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